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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Cumberland Bancorp, Incorporated on Amendment No. 1 to Form S-1 of our report dated March 19, 1999, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.




                                                  /s/ Heathcott & Mullaly, P.C.
                                                  ------------------------------


September 8, 1999